(JEFFERSON FUNDS LOGO)

                                 ANNUAL REPORT
                                OCTOBER 31, 2000

                                                               December 20, 2000

Dear Fellow Investors,

Enclosed is the annual report for the year ended October 31, 2000. We are pleased to announce that, since our last letter to investors, Jefferson Advisers, Inc. has become the sponsor of the Jefferson Fund Group Trust. Jefferson Advisers, Inc., through their capital management affiliates have agreed to provide expanded financial and marketing support for the funds. In addition, we have entered into a new distribution agreement with Quasar Distributors, LLC, the broker dealer affiliate of Firstar Corporation. This change will consolidate our entire back office operation under the Firstar umbrella. These changes will allow the Jefferson Funds to be more responsive to shareholder needs and have a more efficient fully integrated back office.

JEFFERSON GROWTH & INCOME FUND

In the past year performance for the Jefferson Fund Growth and Income Fund has improved relative to the broader market. For the year ended October 31, 2000, the Growth & Income Fund was up 10.9%. This compares to a 1.04% return for the Value Line Composite for the same period. Since October 31, 2000 the major market averages have all moved lower with most of the Indexes making highs for the year during March. Market leadership that was confined to short list of technology and Internet stocks has vanished. The broader list of small and medium sized companies, which did not participate in the appreciation enjoyed by their technology company counterparts, continued to struggle while making modest gains. This general market decline has created a condition where many companies are selling at substantial valuation discounts and offer excellent investment opportunities.

To the extent that this market decline seems persistent, we have adjusted the portfolio of the Growth and Income Fund to take advantage of market volatility. We continue to focus on the stocks of small and medium sized companies which show compelling valuation characteristics, but since late in 1999, we have attempted to focus on those value stocks that have also been displaying improving price momentum patterns. In addition, we are also working to stay fully invested in order to maximize shareholder returns.

In prior shareholder letters we concluded that a defensive portfolio posture was more appropriate given the market environment. That posture proved timely as a broad based decline in the value of small and medium sized companies occurred during most of 1998 and early 1999. We took advantage of this weakness in the market to expand the fund's holdings in common stocks and convertible bonds on a highly selective basis and have since used any general market strength to reposition the portfolio into stronger sectors with better long term growth prospects. Although volatility of the markets and the Fund has increased, we continue to believe this is the correct strategy in the current market environment.

THE JEFFERSON REIT PORTFOLIO

In the financial sector, Real Estate Investment Trusts (REIT's), in particular performed much better during 2000, than they compared to 1999. This has also been the case with the Jefferson REIT Fund during the year 2000. For the fiscal year ended October 31, 2000, the Jefferson REIT Portfolio advanced 21.24%. This compares to a return of 18.29% for the NAREIT Equity Index, our benchmark, which is an unmanaged index of all publicly traded equity Real Estate Investment Trusts calculated by the National Association of Real Estate Investment Trusts.

REIT's are an emerging asset class that continues to gain popularity with institutional investors as a liquid alternative to direct real estate ownership. Historically, equity REIT's have provided very competitive long-term rates of return with attractive dividend yields and a low correlation to both stocks and bonds. REIT's have enjoyed recent media attention as a result of the legendary value investor Warren Buffet announcing that he has personally made a number of investments in the sector.

The Jefferson REIT Fund, introduced in February 1999, is designed to provide shareholders with the option of investing in a diversified portfolio of real estate holdings through the funds ownership of publicly traded equity REIT's. The Jefferson REIT fund allows investors to participate in a high quality portfolio of real estate that is diversified by geographic region and property type.

The REIT asset class has never been cheaper on an absolute or relative valuation basis. The fundamental supply outlook for real estate in most markets and property types is very positive. Low levels of new construction and high occupancy rates have helped to reinforce the limited supply outlook in most locations. And, strong domestic economic conditions have led to increased demand for space and higher rents in most markets. These positive supply and demand factors generally have lead to higher real estate valuations and generally higher REIT prices.

During the fiscal year, the REIT portfolio remained invested in geographic markets that showed strong growth in demand for real estate while having supply constraints and low vacancy rates. Among our principal markets are San Francisco and San Jose, California; New York City, Boston and Chicago. The outlook in these markets continues to very positive.

We have avoided markets such as Atlanta and Dallas that show much weaker real estate fundamentals.

As always, we continue to appreciate the support of our investors and look forward to a prosperous New Year.

Sincerely,

/s/Richard P. Imperiale

Richard P. Imperiale
Chairman

GROWTH & INCOME FUND

        Date          Class A        Class A - No-Load       Russell 2000
        ----          -------        -----------------       ------------
        9/1/95         $9,450             $10,000              $10,000
      10/31/95         $9,488             $10,040               $9,723
      10/31/96        $10,588             $11,205              $11,337
      10/31/97        $12,236             $12,948              $14,662
      10/31/98        $11,378             $12,040              $12,926
      10/31/99        $12,616             $13,350              $14,848
      10/31/00        $13,991             $14,806              $17,433

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 9/1/95 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 2000 the Growth & Income Fund has chosen to use the Russell 2000 Index as its comparison benchmark.

                                                 FOR PERIODS ENDED OCTOBER 31, 2000

AVERAGE ANNUAL RATE OF RETURN %                                        ONE YEAR           FIVE YEAR          SINCE INCEPTION 9/1/95
-------------------------------                                        --------           ---------          ----------------------
Jefferson Growth & Income Fund - Class A No-Load                        10.90%               8.07%                    7.88%
Jefferson Growth & Income Fund - Class A*<F1>                            4.79                6.87                     6.71
Russell 2000 Index**<F2>                                                17.41               12.46                    11.44

  *<F1>   Reflects maximum front-end sales charge of 5.50%.
 **<F2> The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of small and medium size public companies.

REIT FUND

      Date           Class A       Class A - No-Load       NAREIT Equity Index
      ----           -------       -----------------       -------------------
     3/1/99           $9,450            $10,000                 $10,000
    4/30/99           $9,854            $10,428                 $10,900
    7/31/99           $9,637            $10,198                 $10,610
   10/31/99           $8,947             $9,467                  $9,830
    1/31/00           $9,082             $9,610                 $10,009
    4/30/00           $9,733            $10,299                 $10,901
    7/31/00          $11,003            $11,643                 $12,277
   10/31/00          $10,848            $11,479                 $11,628

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the fiscal period ended October 31, 2000 the REIT Fund has chosen to use the NAREIT Equity Index as its comparison benchmark.

                       FOR PERIODS ENDED OCTOBER 31, 2000

AVERAGE ANNUAL RATE OF RETURN %            ONE YEAR     SINCE INCEPTION 3/1/99
-------------------------------            --------     ----------------------
Jefferson REIT Fund - Class A No-Load       21.24%               8.59%
Jefferson REIT Fund - Class A*<F3>          14.53                4.99
NAREIT Equity Index**<F4>                   18.29                9.43

  *<F3>   Reflects maximum front-end sales charge of 5.50%.
 **<F4> The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

                                                        GROWTH &
                                                      INCOME FUND    REIT FUND
                                                      -----------    ---------
ASSETS:
  Investments, at current value
    (cost $4,374,416, $1,312,344)                      $5,353,866   $1,447,160
  Cash                                                     10,565           --
  Receivable for investment securities sold               294,148           --
  Dividends receivable                                        425        1,953
  Interest receivable                                         903           22
  Receivable from Investment Adviser                       76,411       31,411
  Other assets                                              8,839        3,291
                                                       ----------   ----------
       Total Assets                                     5,745,157    1,483,837
                                                       ----------   ----------

LIABILITIES:
  Bank overdraft                                               --        7,295
  Payable for investment securities purchased             337,478           --
  Payable for fund shares redeemed                         24,293       50,439
  Accrued expenses                                         39,778       21,795
                                                       ----------   ----------
       Total Liabilities                                  401,549       79,529
                                                       ----------   ----------
NET ASSETS                                             $5,343,608   $1,404,308
                                                       ----------   ----------
                                                       ----------   ----------

NET ASSETS CONSIST OF:
  Capital Stock                                        $4,896,049   $1,301,986
  Undistributed net investment income                          --       18,478
  Undistributed accumulated net
    realized loss on investments                         (531,891)     (50,972)
  Unrealized net appreciation of investments              979,450      134,816
                                                       ----------   ----------
       Total Net Assets                                $5,343,608   $1,404,308
                                                       ----------   ----------
                                                       ----------   ----------

  Shares outstanding (unlimited number authorized)        449,566      132,006
  Net asset value and offering price per share         $    11.89   $    10.64
                                                       ----------   ----------
                                                       ----------   ----------
  Maximum offering price per share                     $    12.58   $    11.26
                                                       ----------   ----------
                                                       ----------   ----------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS

                                                                      GROWTH & INCOME FUND          REIT FUND
                                                                       FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                                                        OCTOBER 31, 2000         OCTOBER 31, 2000
                                                                      --------------------      -----------------
INVESTMENT INCOME:
   Dividend income                                                          $ 68,126                 $ 90,239
   Interest income                                                            48,691                    7,865
   Other income                                                                1,298                       --
                                                                            --------                 --------
          Total investment income                                            118,115                   98,104
                                                                            --------                 --------

EXPENSES:
   Investment advisory fees                                                   35,831                    8,405
   Administration fees                                                        20,001                   19,997
   Shareholder servicing and accounting fees and expense                      46,837                   27,733
   Distribution fees - Class A                                                14,083                    3,245
   Distribution fees - Class B                                                 3,401                    1,029
   Custody fees                                                                5,560                    2,885
   Federal and state registration fees                                         4,500                    3,538
   Professional fees                                                          24,526                   14,214
   Reports to shareholders                                                     4,865                    1,824
   Amortization of organization costs                                         23,754                       --
   Trustees' fees and expenses                                                 2,518                    2,097
   Miscellaneous                                                              10,578                    1,498
                                                                            --------                 --------
       Total expense before waiver and reimbursement                         196,454                   86,465
       Less: Waiver of expenses and reimbursement from Adviser               (47,543)                 (56,171)
                                                                            --------                 --------
          Net expenses                                                       148,911                   30,294
                                                                            --------                 --------
NET INVESTMENT INCOME (LOSS)                                                 (30,796)                  67,810
                                                                            --------                 --------
REALIZED AND UNREALIZED GAIN:
   Net realized gain (loss) on investments                                  (180,066)                 (52,649)
   Net change in unrealized appreciation (depreciation) of investment        706,800                  260,674
                                                                            --------                 --------
          Net gain on investments                                            526,734                  208,025
                                                                            --------                 --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $495,938                 $275,835
                                                                            --------                 --------
                                                                            --------                 --------

                     See notes to the financial statements.

GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                           YEAR ENDED               YEAR ENDED
                                                                        OCTOBER 31, 2000         OCTOBER 31, 1999
                                                                        ----------------         ----------------
OPERATIONS:
   Net investment income (loss)                                            $  (30,796)             $  191,965
   Net realized gain (loss) on investments                                   (180,066)               (366,086)
   Change in unrealized appreciation (depreciation) on investments            706,800               1,036,486
                                                                           ----------              ----------
          Net increase in net assets resulting from operations                495,938                 862,365
                                                                           ----------              ----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                              1,339,967                 648,639
   Shares issued to holders in reinvestment of dividends                       50,241                 529,665
   Shares redeemed                                                         (4,034,032)             (2,284,817)
                                                                           ----------              ----------
          Net decrease in net assets resulting from
            capital share transactions                                     (2,643,824)             (1,106,513)
                                                                           ----------              ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                                                  (5,993)               (174,218)
   From net realized gains                                                         --                (284,551)
   Tax return of capital                                                      (38,453)                     --
                                                                           ----------              ----------
          Total distributions to Class A shareholders                         (44,446)               (458,769)
                                                                           ----------              ----------

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                                                    (856)                (22,394)
   From net realized gains                                                         --                 (56,711)
   Tax return of capital                                                       (5,450)                     --
                                                                           ----------              ----------
          Total distributions to Class B shareholders                          (6,306)                (79,105)
                                                                           ----------              ----------
TOTAL DECREASE IN NET ASSETS                                               (2,198,638)               (782,022)

NET ASSETS:
   Beginning of year                                                        7,542,246               8,324,268
                                                                           ----------              ----------
   End of year (including undistributed net investment income (loss)
     of $0 and $6,843, respectively)                                       $5,343,608              $7,542,246
                                                                           ----------              ----------
                                                                           ----------              ----------

                     See notes to the financial statements.

REIT FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  MARCH 1, 1999
                                                                           YEAR ENDED                THROUGH
                                                                        OCTOBER 31, 2000         OCTOBER 31, 1999
                                                                        ----------------         ----------------
OPERATIONS:
   Net investment income                                                   $   67,810              $   22,521
   Net realized loss on investments                                           (52,649)                   (227)
   Change in unrealized appreciation (depreciation) on investments            260,674                (125,858)
                                                                           ----------              ----------
          Net increase (decrease) in net assets resulting from operations     275,835                (103,564)
                                                                           ----------              ----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                783,312               1,259,195
   Shares issued to holders in reinvestment of dividends                       52,164                  11,350
   Shares redeemed                                                           (793,257)                    (68)
                                                                           ----------              ----------
          Net increase in net assets resulting from
            capital share transactions                                         42,219               1,270,477
                                                                           ----------              ----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income                                                 (49,811)                (12,177)
   From net realized gains                                                         --                      --
   Tax return of capital                                                       (8,282)                     --
                                                                           ----------              ----------
          Total distributions to Class A shareholders                         (58,093)                (12,177)
                                                                           ----------              ----------

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income                                                  (5,229)                 (4,290)
   From net realized gains                                                         --                      --
   Tax return of capital                                                         (870)                     --
                                                                           ----------              ----------
          Total distributions to Class B shareholders                          (6,099)                 (4,290)
                                                                           ----------              ----------
TOTAL INCREASE IN NET ASSETS                                                  253,862               1,150,446

NET ASSETS:
   Beginning of year                                                        1,150,446                      --
                                                                           ----------              ----------
   End of year (including undistributed net investment income
     of $18,478 and $7,595 respectively)                                   $1,404,308              $1,150,446
                                                                           ----------              ----------
                                                                           ----------              ----------

                     See notes to the financial statements.

GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS

                                          YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED         YEAR ENDED
                                       OCTOBER 31, 2000   OCTOBER 31, 1999   OCTOBER 31, 1998  OCTOBER 31, 1997   OCTOBER 31, 1996
                                       ----------------   ----------------   ----------------  ----------------   ----------------
                                            CLASS A           CLASS A            CLASS A            CLASS A            CLASS A
                                            -------           -------            -------            -------            -------
PER SHARE DATA:
  Net asset value,
    beginning of year                       $10.80            $10.40             $12.26             $10.91             $10.04
  Income from investment
    operations:
  Net investment income                      (0.06)             0.25               0.32               0.29               0.27
  Net realized and unrealized
    gains on securities                       1.23              0.86              (1.09)              1.40               0.87
                                            ------            ------             ------             ------             ------
      Total from investment
        operations                            1.17              1.11              (0.77)              1.69               1.14

  Less distributions:
  Dividends from net
    investment income                        (0.01)            (0.27)             (0.32)             (0.29)             (0.27)
  Distributions from net
    realized gains                              --             (0.44)             (0.77)             (0.05)                --
  Tax return of capital                      (0.07)               --                 --                 --                 --
                                            ------            ------             ------             ------             ------
      Total distributions                    (0.08)            (0.71)             (1.09)             (0.34)             (0.27)
                                            ------            ------             ------             ------             ------
  Net asset value, end of period            $11.89            $10.80             $10.40             $12.26             $10.91
                                            ------            ------             ------             ------             ------
                                            ------            ------             ------             ------             ------
TOTAL RETURN1<F5>                           10.90%            10.88%             (7.01%)            15.56%             11.50%

SUPPLEMENTAL
  DATA AND RATIOS:
  Net assets, in thousands,
    end of period                           $5,346            $6,336             $6,838             $6,815             $4,688
  Ratio of net expense to
    average net assets:
      Before expense
        reimbursement                        3.26%             2.65%              2.75%              2.96%              5.95%
      After expense
        reimbursement                        2.46%             1.15%              1.15%              1.15%              1.15%
  Ratio of net investment income
    to average net assets:
      Before expense
        reimbursement                       (1.27%)            0.91%              1.11%              1.01%             (1.77%)
      After expense
        reimbursement                       (0.47%)            2.41%              2.71%              2.82%              3.03%
  Portfolio turnover rate                  144.26%            94.73%            136.94%             98.37%            131.98%

1<F5> The total return calculation does not reflect the 5.5% front end sales charge for Class A

                     See notes to the financial statements.

REIT FUND
FINANCIAL HIGHLIGHTS

                                                                                                          MARCH 1, 19991<F6>
                                                                                     YEAR ENDED                THROUGH
                                                                                  OCTOBER 31, 2000         OCTOBER 31, 1999
                                                                                  ----------------         ----------------
                                                                                      CLASS A                  CLASS A
                                                                                      -------                  -------
PER SHARE DATA:
   Net asset value, beginning of period                                                $ 9.22                   $10.00
   Income from investment operations:
   Net investment income                                                                 0.49                     0.30
   Net realized and unrealized gains (losses) on securities                              1.41                    (0.82)
                                                                                       ------                   ------
          Total from investment operations                                               1.90                    (0.52)
   Less distributions:
   Dividends from net investment income                                                 (0.41)                   (0.26)
   Distributions from net realized gains                                                   --                       --
   Tax return of capital                                                                (0.07)                      --
                                                                                       ------                   ------
          Total distributions                                                           (0.48)                   (0.26)
                                                                                       ------                   ------
   Net asset value, end of period                                                      $10.64                   $ 9.22
                                                                                       ------                   ------
                                                                                       ------                   ------

TOTAL RETURN2<F7>                                                                      21.24%                   (5.32%)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of period                                             $1,404                     $817
   Ratio of net expense to average net assets:
       Before expense reimbursement                                                     6.13%                   12.71%4<F9>
       After expense reimbursement                                                      2.11%                    1.15%4<F9>
   Ratio of net investment income to average net assets:
       Before expense reimbursement                                                     0.89%                   (6.20%)4<F9>
       After expense reimbursement                                                      4.91%                    5.36%4<F9>
   Portfolio turnover rate                                                             15.17%                    1.36%3<F8>

1<F6>    Commencement of operations.
2<F7> The total return calculation does not reflect the 5.5% front end sales charge for Class A.
3<F8>    Not annualized.
4<F9>    Annualized.

                     See notes to the financial statements.

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
             COMMON STOCKS -- 93.37%*<F11>

             Aerospace -- 3.64%*<F11>
     3,000   Embraer - Empresa Brasileira
               de Aeronautica S.A. ADR**<F12>                      $   86,813
     3,000   Lockheed Martin Corporation                              107,550
                                                                   ----------
                                                                      194,363
                                                                   ----------

             Application Software -- 10.45%*<F11>
     1,000   Electronic Arts Inc.**<F12>                               50,000
     5,000   Rational Software
               Corporation**<F12>                                     298,438
     2,000   Siebel Systems, Inc.**<F12>                              209,875
                                                                   ----------
                                                                      558,313
                                                                   ----------

             Chemicals -- 2.43%*<F11>
     2,944   Cabot Microelectronics
               Corporation**<F12>                                     130,088
                                                                   ----------

             Computer Integrated -- 4.27%*<F11>
     5,000   Mentor Graphics
               Corporation**<F12>                                     117,187
     1,000   Mercury Interactive
               Corporation**<F12>                                     111,000
                                                                   ----------
                                                                      228,187
                                                                   ----------

             Computer Software -- 8.14%*<F11>
     3,000   BEA Systems, Inc.**<F12>                                 215,250
     1,000   Business Objects S.A. ADR**<F12>                          78,797
     1,000   VERITAS Software
               Corporation**<F12>                                     141,016
                                                                   ----------
                                                                      435,063
                                                                   ----------

             Electronics -- 3.84%*<F11>
     3,000   AVX Corporation                                           85,875
     2,250   Orbotech, Ltd.**<F12>f<F13>                              119,109
                                                                   ----------
                                                                      204,984
                                                                   ----------

             Entertainment & Leisure -- 14.72%*<F11>
     5,500   Anchor Gaming**<F12>                                     467,156
    14,000   Pinnacle Entertainment, Inc.                             319,375
                                                                   ----------
                                                                      786,531
                                                                   ----------

             Financial Services -- 5.10%*<F11>
     4,000   MGIC Investment Corporation                              272,500
                                                                   ----------

             Medical -- 12.86%*<F11>
     1,000   ALZA Corporation**<F12>                                   80,937
     2,500   Beckman Coulter, Inc.                                    175,156
     4,000   Vertex Pharmaceuticals Inc.**<F12>                       372,437
       500   Wellpoint Health
               Networks Inc.**<F12>                                    58,469
                                                                   ----------
                                                                      686,999
                                                                   ----------

             Network Products -- 2.47%*<F11>
     1,000   VeriSign, Inc.**<F12>                                    132,000
                                                                   ----------

             Oil Company -- 4.47%*<F11>
     2,000   Anadarko Petroleum
               Corporation                                            128,100
     2,000   Apache Corporation                                       110,625
                                                                   ----------
                                                                      238,725
                                                                   ----------

             Real Estate Investment Trusts -- 16.12%*<F11>
     4,000   AMB Property Corporation                                  94,000
     2,000   Avalonbay Communities, Inc.                               91,875
    28,500   Mission West Properties Inc.                             382,969
     3,700   SL Green Realty Corporation                               99,206
     1,800   Spieker Properties, Inc.                                  99,675
     2,700   Vornado Realty Trust                                      93,994
                                                                   ----------
                                                                      861,719
                                                                   ----------

             Telecommunications -- 4.86%*<F11>
     1,500   Corning Incorporated                                     114,750
    10,000   Harmonic Inc.**<F12>                                     145,000
                                                                   ----------
                                                                      259,750
                                                                   ----------
             TOTAL COMMON STOCKS
               (COST $4,009,772)                                    4,989,222
                                                                   ----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM INVESTMENTS -- 6.82%*<F11>

             Variable Rate Demand Notes#<F14> -- 6.82%*<F11>
  $191,547   American Family Financial
               Services Inc., 6.22%                                   191,547
   163,511   Sara Lee Corporation, 6.22%                              163,511
     9,586   Wisconsin Corporate Central
               Credit Union, 6.29%                                      9,586
                                                                   ----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST $364,644)                                        364,644
                                                                   ----------
             TOTAL INVESTMENTS
               (COST $4,374,416)                                    5,353,866
                                                                   ----------
             LIABILITIES IN EXCESS
               OF OTHER ASSETS -- (.19%)*<F11>                        (10,258)
                                                                   ----------
             TOTAL NET
               ASSETS -- 100.0%                                    $5,343,608
                                                                   ----------
                                                                   ----------

  *<F11>   Calculated as a percentage of net assets.
 **<F12>   Non-income producing security.
  F<F13>   Foreign Security.
ADR        American Depositary Receipt.
  #<F14> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2000.

                     See notes to the financial statements.

REIT FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  NUMBER
OF SHARES                                                             VALUE
---------                                                             -----
             COMMON STOCKS -- 103.02%*<F15>

             Healthcare -- 3.58%*<F15>
     2,526   Healthcare Realty Trust, Inc.                         $   50,362
                                                                   ----------

             Industrial -- 22.23%*<F15>
     2,200   AMB Property Corporation                                  51,700
     1,100   Alexandria Real Estate
               Equities, Inc.                                          37,263
     1,100   CenterPoint Properties Trust                              48,881
     2,100   Duke-Weeks Realty Corporation                             49,744
     1,500   First Industrial Realty Trust, Inc.                       46,313
     2,110   PS Business Parks, Inc.                                   55,388
     1,000   Public Storage, Inc.                                      22,500
        16   Public Storage, Inc. -- Class A                              363
                                                                   ----------
                                                                      312,152
                                                                   ----------

             Office -- 29.78%*<F15>
     1,200   Boston Properties, Inc.                                   48,600
     1,800   Brandywine Realty Trust                                   34,425
     1,500   CarrAmerica Realty Corporation                            44,344
     1,600   Equity Office Properties Trust                            48,200
     2,100   Great Lakes REIT, Inc.                                    35,569
     5,000   Mission West Properties Inc.                              67,187
     1,300   Prentiss Properties Trust                                 32,988
     1,300   SL Green Realty Corp.                                     34,856
     1,300   Spieker Properties, Inc.                                  71,987
                                                                   ----------
                                                                      418,156
                                                                   ----------

             Residential -- 21.70%*<F15>
     1,000   Apartment Investment &
               Management Company                                      45,687
     2,000   Archstone Communities Trust                               47,125
     1,400   Avalonbay Communities, Inc.                               64,313
       800   Chateau Communities, Inc.                                 22,500
     1,400   Equity Residential
               Properties Trust                                        65,887
     1,200   Home Properties of
               New York, Inc.                                          32,625
     1,000   Pacific Gulf Properties, Inc.                             26,562
                                                                   ----------
                                                                      304,699
                                                                   ----------

             Retail -- 16.27%*<F15>
     1,000   Chelsea GCA Realty, Inc.                                  32,250
     1,000   General Growth Properties, Inc.                           29,500
     2,000   Simon Property Group, Inc.                                44,625
     3,000   Taubman Centers, Inc.                                     32,812
     1,600   Vornado Realty Trust                                      55,700
       800   Weingarten Realty Investors                               33,550
                                                                   ----------
                                                                      228,437
                                                                   ----------

             Specialty -- 9.46%*<F15>
     2,000   Hospitality Properties Trust                              43,125
     2,000   Pinnacle Entertainment, Inc.                              45,625
     1,700   Plum Creek Timber
               Company Inc.                                            44,094
                                                                   ----------
                                                                      132,844
                                                                   ----------
             TOTAL COMMON STOCKS
               (COST $1,311,834)                                    1,446,650
                                                                   ----------

PRINCIPAL
  AMOUNT
---------
             SHORT-TERM INVESTMENTS -- 0.03%*<F15>

             Variable Rate Demand Notes -- 0.03%*<F15>#<F16>
      $510   Wisconsin Corporate Central
               Credit Union, 6.29%                                        510
                                                                   ----------
             TOTAL SHORT-TERM INVESTMENTS
               (COST $510)                                                510
                                                                   ----------
             TOTAL INVESTMENTS
               (COST $1,312,344)                                    1,447,160
                                                                   ----------
             LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (3.05)%                                (42,852)
                                                                   ----------
             TOTAL NET
               ASSET -- 100.00%                                    $1,404,308
                                                                   ----------
                                                                   ----------

 *<F15>   Calculated as a percentage of net assets
 #<F16> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of October 31, 2000.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2000

1).  ORGANIZATION

The Jefferson Fund Group Trust (the "Trust") was organized as a business trust under the laws of Delaware on January 20, 1995 and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The series presently authorized are the Jefferson Growth & Income Fund (the "Growth & Income Fund") and the Jefferson REIT Fund (the "REIT Fund"), collectively known as (the "Funds").

Costs incurred by the Trust in connection with the organization, registration and initial public offering of shares aggregated $65,659. These costs were amortized from the date the Trust commenced operations and became fully amortized in 2000. The only series authorized at the commencement of operations was the Growth & Income Fund. The REIT Fund commenced operations on March 1, 1999, all organizational costs incurred by the Trust in connection with the organization, registration and initial public offering of these series were expensed as incurred.

The Trust is authorized to issue an unlimited number of shares without par value, of each series. The Trust has issued one class of shares of the Funds:
Class A. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a). Investment Valuations -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

Because the REIT Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held my be paid in full and distributions of capital returns may be made at any time.

On January 6, 2000 the Board of Trustees voted to eliminate the Class B shares of the Jefferson Growth & Income Fund and the Jefferson REIT Fund. Thus effective the close of business on February 14, 2000, Class B shares were converted to Class A shares of each respective Fund. The shareholders did not pay the contingent deferred sales charge. Class B shareholders received shares of Class A based on their Class B balance.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as "regulated investment companies" and intends to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Growth & Income Fund and the REIT Fund had accumulated net realized capital loss carryovers of $531,891 and $50,972, respectively. The Growth & Income Fund and the REIT Fund have capital loss carryovers of $359,795 and $210, respectively, which will expire on October 31, 2007. The remainder of the carryover amounts will expire on October 31, 2008.

Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are due primarily to non deductible organizational costs and net operating losses. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income (loss) has been increased by $31,112 and $7,265 for the Growth & Income and REIT Fund, respectively. Undistributed accumulated realized losses on investments has decreased by $44,207 and $1,887 for the Growth & Income Fund and the REIT Fund, respectively. Capital Stock has decreased by $75,319 and $9,152 for the Growth & Income and REIT Fund, respectively.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of REIT adjustments in the Growth & Income Fund and REIT Fund.

c). Income and Expenses -- The Funds are charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses were allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d). Distributions to Shareholders -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

A portion of the dividend income recorded by the REIT Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the REIT Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the REIT Fund based on estimates and information received by the REIT Fund from the REITs.

e). Written Option Accounting -- When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercised price if the option is exercised.

Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

f). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g). Other -- Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

GROWTH & INCOME FUND

                                                    CLASS A
                                  --------------------------------------------
                                      YEAR ENDED                YEAR ENDED
                                   OCTOBER 31, 2000          OCTOBER 31, 1999
                                  ------------------        ------------------
                                  AMOUNT       SHARES       AMOUNT      SHARES
                                  ------       ------       ------      ------
 Shares sold                    $ 1,339,967    124,861   $   575,170    54,954
 Shares issued to
   holders in reinvest-
   ment of dividends                 44,402      4,040       455,884    43,349
 Shares redeemed                 (2,832,349)  (265,768)   (1,808,854) (169,554)
                                -----------    -------   -----------   -------
 Net decrease                   $(1,447,980)  (136,867)  $  (777,800)  (71,251)
                                -----------    -------   -----------   -------
                                -----------    -------   -----------   -------

                                                    CLASS B
                                  --------------------------------------------
                                      YEAR ENDED                YEAR ENDED
                                   OCTOBER 31, 2000          OCTOBER 31, 1999
                                  -------------------       ------------------
                                  AMOUNT       SHARES       AMOUNT      SHARES
                                  ------       ------       ------      ------
 Shares sold                    $        --         --   $    73,469     6,783
 Shares issued to
   holders in reinvest-
   ment of dividends                  5,839        534        73,782     7,053
 Shares redeemed                 (1,201,683)  (112,800)     (475,964)  (45,323)
                                -----------    -------   -----------   -------
 Net decrease                   $(1,195,844)  (112,266)  $  (328,713)  (31,487)
                                -----------    -------   -----------   -------
                                -----------    -------   -----------   -------

On February 14, 2000 Class B Shareholders exchanged their shares for 100,204 shares of Class A, at a ratio of .99:1 shares. These shares are included above in Class A shares sold and in Class B shares redeemed. Class B was subsequently closed to new investors.

REIT FUND

                                                    CLASS A
                                  --------------------------------------------
                                      YEAR ENDED                YEAR ENDED
                                   OCTOBER 31, 2000          OCTOBER 31, 1999
                                  -------------------       ------------------
                                  AMOUNT       SHARES       AMOUNT      SHARES
                                  ------       ------       ------      ------
 Shares sold                    $   738,801     80,773   $   889,960    87,799
 Shares issued to
   holders in reinvest-
   ment of dividends                 46,974      4,779         7,465       776
 Shares redeemed                   (417,898)   (42,113)          (68)       (8)
                                -----------    -------   -----------   -------
 Net increase                   $   367,877     43,439   $   897,357    88,567
                                -----------    -------   -----------   -------
                                -----------    -------   -----------   -------

                                                    CLASS B
                                  --------------------------------------------
                                      YEAR ENDED                YEAR ENDED
                                   OCTOBER 31, 2000          OCTOBER 31, 1999
                                  -------------------       ------------------
                                  AMOUNT       SHARES       AMOUNT      SHARES
                                  ------       ------       ------      ------
 Shares sold                    $    44,511      4,787   $   369,236    35,666
 Shares issued to
   holders in reinvest-
   ment of dividends                  5,190        563         3,886       403
 Shares redeemed                   (375,359)   (41,419)           --        --
                                -----------    -------   -----------   -------
 Net (decrease)
   increase                     $  (325,658)   (36,069)  $   373,122    36,069
                                -----------    -------   -----------   -------
                                -----------    -------   -----------   -------

On February 14, 2000 Class B Shareholders exchanged their shares for 41,660 shares of Class A, at a ratio of 1.01:1 shares. These shares are included above in Class A shares sold and in Class B shares redeemed. Class B was subsequently closed to new investors.

4).  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Funds for the year ended October 31, 2000, were as follows:

                                             PURCHASES             SALES
                                             ---------             -----
GROWTH & INCOME FUND
     U.S. Government                         $       --          $   15,647
     Other                                    7,606,048           9,890,750

REIT FUND
     U.S. Government                         $       --          $       --
     Other                                      468,195             188,986

At October 31, 2000, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

GROWTH & INCOME FUND
     Appreciation                                                $1,073,939
     (Depreciation)                                                 (94,489)
                                                                 ----------
     Net unrealized appreciation
       on investments                                            $  979,450
                                                                 ----------
                                                                 ----------

REIT FUND
     Appreciation                                                $  188,425
     (Depreciation)                                                 (35,131)
                                                                 ----------
     Net unrealized appreciation
       on investments                                            $  153,294
                                                                 ----------
                                                                 ----------

At October 31, 2000, the cost of investments for federal income tax purposes for the Growth & Income Fund and the REIT Fund were $4,374,416 and $1,293,866, respectively.

Transactions in call options written during the period ended October 31, 2000 for the Growth & Income Fund were as follows:


                                                     NUMBER        PREMIUMS
                                                     ------        --------
Options outstanding at beginning of year               2,500        $ 4,100
Options expired                                       (2,500)        (4,100)
                                                      ------        -------
Options outstanding at end of year                         0        $     0
                                                      ------        -------
                                                      ------        -------

5).  INVESTMENT ADVISORY AND OTHER
     AGREEMENTS

Uniplan, Inc. is the Investment Adviser and Jefferson Advisers, Inc. is the administrative and marketing agent for the Funds.

Pursuant to their Advisory Agreements with the Funds, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Funds' daily net assets.

The Trust had a distribution and servicing agreement with Adviser Dealer Services, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee Plan whereby the Funds pay the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of each Fund's average daily net assets attributable to Class A shares. Effective on December 1, 2000 Quasar Distributors, LLC became the new Distributor under the same terms.

Through February 2000, the Funds had an expense reimbursement plan for expenses in excess of 1.15% of average net assets. On September 1, 2000, the Funds adopted a plan providing that if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of average net assets for Class A , the Advisers may waive or may reimburse the Funds for the amount of such excess. Accordingly, for the period ended October 31, 2000, the Advisers have waived and reimbursed the Growth & Income Fund and REIT Fund $47,543 and $56,171, respectively.

The Distributor has not received any front-end sales charges on Class A shares for the period ended October 31, 2000. Firstar Mutual Fund Services, LLC serves as Transfer Agent, Administrator and Accounting services agent for the Fund. Firstar Bank, N.A. serves as Custodian for the Fund.

REPORT OF INDEPENDENT ACCOUNTANTS

The Shareholders and Board of Trustees
The Jefferson Fund Group Trust:

We have audited the accompanying statements of assets and liabilities of the Jefferson Fund Group Trust (comprising, respectively, the Jefferson Growth and Income Fund and the Jefferson REIT Fund), collectively referred to as the "Funds", including the schedules of investments as of October 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods presented in the two-year period then ended and the financial highlights for each of the periods presented in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Jefferson Growth and Income Fund for the year ended October 31, 1996 were audited by other auditors who's report thereon dated November 22, 1996, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Jefferson Fund Group Trust as of October 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the periods presented in the two-year period then ended, and the financial highlights for each of the periods presented in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       /s/KPMG LLP

Chicago, Illinois
December 1, 2000

                               INVESTMENT ADVISER
                                 Uniplan, Inc.
                            8112 West Bluemound Road
                                   Suite 101
                              Milwaukee, WI  53213
                                 (800) 216-9785

                            ADMINISTRATOR, TRANSFER
                         AGENT & DIVIDEND PAYING AGENT
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                   CUSTODIAN
                               Firstar Bank N.A.
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI  53202

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                              Milwaukee, WI  53202

                            INDEPENDENT ACCOUNTANTS
                                    KPMG LLP
                             303 East Wacker Drive
                               Chicago, IL  60601